UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 15, 2006




                              PIER 1 IMPORTS, INC.
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             (Exact name of registrant as specified in its charter)


           Delaware                   1-7832                75-1729843
-------------------------------   --------------   -----------------------------
(State or other jurisdiction of    (Commission           (I.R.S. Employer
 incorporation or organization)    File Number)       Identification Number)




                    100 Pier 1 Place, Fort Worth, Texas 76102
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          (Address of principal executive offices, including zip code)


                                  817-252-8000
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              (Registrant's telephone number, including area code)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240-.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240-.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

     The information contained in this Current Report is being furnished pursuant to "Item 2.02 Results of Operations and Financial Condition". The information in this Item on Form 8-K and the exhibit attached hereto shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

     On June 15, 2006, Pier 1 Imports, Inc. (the "Company") issued a press release announcing the Company's financial results for the first quarter ended May 27, 2006. A copy of this press release is attached hereto as
     Exhibit 99.1.


Item 9.01  Financial Statements, Pro Forma Financial Information and Exhibits

         (c) Exhibits.

           Exhibit No.       Description


           99.1 Press release dated June 15, 2006 containing financial results for the first quarter ended May 27, 2006.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PIER 1 IMPORTS, INC.

Date:    June 15, 2006            By:   /s/ Michael A. Carter
        ---------------                 ---------------------
                                        Michael A. Carter, Senior Vice President
                                        and General Counsel, Secretary

                                  EXHIBIT INDEX
                                  -------------



     Exhibit No.       Description


     99.1 Press release dated June 15, 2006 containing the financial results for the first quarter ended May 27, 2006.